PNC REAL ESTATE
MIDLAND LOAN SERVICES
ANNUAL STATEMENT OF COMPLIANCE
of
PNC BANK, NATIONAL ASSOCIATION
d/b/a MIDLAND LOAN SERVICES
Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on
Schedule I hereto, the undersigned, Steven W. Smith, as Executive Vice President of Midland
Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:
1.
A review of the Servicer's activities during the calendar year 2014 (the "Reporting
Period") and of its performance under the Agreement has been made under the undersigned officer's supervision; and
2.
To the best of the undersigned officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.
Dated: March 1, 2015
PNC Bank, National Association
d/b/a Midland Loan Services
/s/ Steven W. Smith
Steven W. Smith
Executive Vice President
Member of The PNC Financial Services Group
10851 Mastin Boulevard Overland Park, Kansas 66210
800-327-8083
www.pnc.com/midland

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Trustee
Trustee
Trustee
Trustee
Trustee
Trustee
Trustee
Aventura Mall Trust
Series 2013AVM
Aventura Mall Trust
Series 2013AVM
Banc of America Commercial Mortgage Inc.
Series 20071
Banc of America Commercial Mortgage Inc.
Series 20061
Bank of America Merrill Lynch Large Loan
Series 2011FSHN
CCRE Commercial Mortgage Securities LP
Series 2011C1
CD 2006CD2 Commercial Mortgage Trust
Series 2006CD2
CD 2006CD3 Commercial Mortgage Trust
Series 2006CD3
Special Servicer
Master Servicer
Primary Servicer
Special Servicer
Special Servicer
Master Servicer
Master Servicer
Primary Servicer
ShopKo Portfolio whole loan only
Trustee
DB Americold whole loan
Trustee
CD 2007CD4 Commercial Mortgage Trust
Series 2007CD4
Citigroup Commercial Mortgage Trust
Series 2014GC21
Master Servicer
Special Servicer of the Newcastle Senior Housing loan under the CGCMT 2014GC19 PSA
Trustee
Trustee
Trustee
Citigroup Commercial Mortgage Trust
Series 2014GC19
Citigroup Commercial Mortgage Trust
Series 2014BXCH
Citigroup Commercial Mortgage Trust
Series 2013GC17
Special Servicer
Servicer
Primary Servicer of the Miracle Mile loan under the COMM 2013CCRE12 PSA
Trustee
Trustee
CGM Americold Portfolio
Trustee
Trustee
Trustee
Rector whole loan only
Trustee
Citigroup Commercial Mortgage Trust
Series 2013GC15
Citigroup Commercial Mortgage Trust
Series 2007C6
Citigroup Commercial Mortgage Trust
Series 2006C5
Citigroup Commercial Mortgage Trust
Series 2006C4
COBALT CMBS Commercial Mortgage Trust
Series 2007C3
COBALT CMBS Commercial Mortgage Trust
Series 2006C1
Special Servicer
Master Servicer
Master Servicer
Master Servicer
Special Servicer
Primary Servicer
Shopko Portfolio and Ryans Portfolio whole loans only
Trustee
Trustee
Trustee
Trustee
Trustee
Colony Mortgage Capital Series 2014FL1, Ltd.
Series 2014FL1
Credit Suisse Commercial Mortgage Trust
Series 2007C4
Deutsche Mortgage & Asset Receiving Corp.
DBUBS 2011LC3
Deutsche Mortgage & Asset Receiving Corp.
DBUBS 2011LC1
Deutsche Mortgage & Asset Receiving Corp.
COMM 2014TWC
Master and Special Servicer
Master Servicer
Special Servicer
Special Servicer
Master Servicer

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2014CCRE17
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013LC13
Master and Special Servicer
Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013C12 PSA
Trustee
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013CCRE9
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013CCRE8
Special Servicer Master
and Special Servicer
Master Servicer of the Moffett Towers Phase II loan under the COMM 2013CCRE7 PSA
Special Servicer of the Paramount Building loan under the COMM 2013CCRE9 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013CCRE6
Master Servicer of the Moffett Towers loan and the 540 West Madison loan under the COMM 2013LC6 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013CCRE12 Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013CCRE11 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013CCRE11 Master Servicer
Primary Servicer of the Miracle Mile loan under the COMM 2013CCRE12 PSA
Trustee
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012FL2
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012CCRE3
Special Servicer
Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012CCRE2 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012CCRE2
Special Servicer
Special Servicer on the 260 and 261 Madison Avenue loan under the COMM 2012CCRE3 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012CCRE1
Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012CCRE2 PSA
Trustee
Trustee
Trustee
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2011FL1
Deutsche Mortgage & Asset Receiving Corp.
COMM 20101
Greenwich Capital Commercial Funding Corp.
Series 2006GG7
GS Mortgage Securities Corporation II
Series 2014GC26
Special Servicer
Special Servicer
Master Servicer
Special Servicer of the Fenley Office Portfolio under the CGCMT 2014GC25 PSA.
Trustee
GS Mortgage Securities Corporation II
Series 2013GCJ16
Primary Servicer of the Miracle Mile loan under the COMM 2013CCRE12 PSA
Speical Servicer of the Walpole Shopping Mall loan under the CGCMT 2013GC15 PSA
Trustee
Trustee
Trustee
GS Mortgage Securities Corporation II
Series 2011GC3
GS Mortgage Securities Corporation II
Series 2010C2
GS Mortgage Securities Corporation II
Series 20014GC26
Special Servicer
Special Servicer
Special Servicer
Special Servicer of the Fenley Office Portfolio loan under the GS 2014GC25 PSA.

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Trustee
Trustee
Hilton USA Trust
Series 2013HLT
Irvine Core Office Trust
Series 2013IRV
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2013C16
Master and Special Servicer
Special Servicer
Special Servicer
Primary Servicer of the Miracle Mile loan under the COMM 2013CCRE12 PSA
Trustee
Trustee
Trustee
Trustee
Sawgrass Mills whole loan
Trustee
JQH Portfolio whole loan only
Trustee
Americold Portfolio whole loan
Trustee
599 Lexington whole loan only
Trustee
Trustee
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012CIBX
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012C6
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2008C2
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007LDP12
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007LDP11
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007LDP10
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007CIBC19
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006LDP9
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006LDP8
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006CIBC14
Special Servicer
Special Servicer
Master Servicer
Primary Servicer
Special Servicer
Master Servicer
Primary Servicer
Master Servicer
Master Servicer
Primary Servicer
Houston Galleria whole loan only
Trustee
InnKeeper whole loan only
Trustee
Certificate Administrator
Certificate Administrator
Trustee
Farralon whole loan
Trustee
Trustee
Trustee
Trustee
LBUBS Commercial Mortgage Trust
Series 2007C7
LBUBS Commercial Mortgage Trust
Series 2007C6
Merrill Lynch Mortgage Trust
Series 2008C1
Merrill Lynch Mortgage Trust
Series 2006C1
MLCFC Commercial Mortgage Trust
Series 20079
MLCFC Commercial Mortgage Trust
Series 20077
MLCFC Commercial Mortgage Trust
Series 20064
MLCFC Commercial Mortgage Trust
Series 20061
Morgan Stanley Capital I, Inc.
Series 2014C16
Special Servicer
Special Servicer Master
and Special Servicer
Master and Special Servicer
Master and Special Servicer
Master and Special Servicer
Master Servicer
Special Servicer
Special Servicer of the Arundel Mills & Marketplace, Marriott Philadelphia Downtown, and LaConcha Hotel & Tower loans under the MS 2014C15 PSA.

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Trustee
Morgan Stanley Capital I, Inc.
Series 2013C7
Morgan Stanley Capital I, Inc.
Series 2013C12
Master and Special Servicer
Special Servicer
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013C10 PSA
Special Servicer of the Westfield Countryside loan under the MSBAM 2013C11 PSA
Trustee
Trustee
Trustee
Trustee
Trustee
Trustee
Morgan Stanley Capital I, Inc.
Series 2012C6
Morgan Stanley Capital I, Inc.
Series 2012C5
Morgan Stanley Capital I, Inc.
Series 2011C3
Morgan Stanley Capital I, Inc.
Series 2007IQ15
Morgan Stanley Capital I, Inc.
Series 2007IQ13
UBSBarclays Commercial Mortgage Trust
Series 2013C6
Special Servicer
Special Servicer
Special Servicer
Primary Servicer
Primary Servicer
Master Servicer
Master and Special Servicer of the Santa Anita Mall loan under the UBSB 2013C5 PSA
Trustee
UBSBarclays Commercial Mortgage Trust
Series 2012C4
Master Servicer of the 1000 Harbor loan under the UBSB 2012C3 PSA
NonLead Certificate Admin
Trustee
Uhaul Portfolio whole loan only
Trustee
Trustee
UBSBarclays Commercial Mortgage Trust
Series 2012C3
Wachovia Bank Commercial Mortgage Trust
Series 2007C33
WFRBS Commercial Mortgage Trust
Series 2013C11
WFRBS Commercial Mortgage Trust
Series 2012C10
Master Servicer
Primary Servicer
Special Servicer
Special Servicer